UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 9, 2011

XL GROUP
Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

No. 1 Hatch Street Upper, 4th Floor, Dublin, Ireland	2

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 405-2033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2011, XL Group plc, an Irish public limited company (the “Company”), together with its wholly-owned subsidiaries that are named below (together with the Company, the “Account Parties”), entered into (a) a new secured credit agreement (the “New Secured Credit Agreement”) and (b) a new unsecured credit agreement (the “New Unsecured Credit Agreement” and together with the New Secured Credit Agreement, the “New Credit Agreements”).

In connection with the New Credit Agreements, the Company’s existing credit agreement dated as of June 21, 2007 (the “2007 Credit Agreement”) was terminated. The Company’s existing secured credit agreement dated as of March 25, 2011 (the “March 2011 Credit Agreement”) continues in force, but was amended (the “Amendment”) to conform certain of its terms to those of the New Secured Credit Agreement.

The 2007 Credit Agreement had provided for letters of credit and for revolving credit loans of up to $750,000,000 with the aggregate amount of outstanding letters of credit and revolving credit loans thereunder not to exceed $3,000,000,000. At the time at which it was terminated and the New Credit Agreements became effective, there were no outstanding revolving credit loans under the 2007 Credit Agreement. A portion of the letters of credit outstanding under the 2007 Credit Agreement at the time of its termination were continued under the March 2011 Credit Agreement and the remainder were continued under the New Credit Agreements.

The New Secured Credit Agreement provides for issuance of letters of credit up to $650,000,000. The New Unsecured Credit Agreement is a $1,350,000,000 facility that provides for issuance of letters of credit and up to $1,000,000,000 of revolving credit loans. The Company has the option to increase the maximum amount of letters of credit available by an additional $500,000,000 across the facilities under the New Credit Agreements.

Interest and fees payable under the New Credit Agreements are determined pursuant to the terms set forth in each respective agreement. The commitments under each New Credit Agreement commenced on December 9, 2011 and expire on the earlier of (i) December 9, 2015 and (ii) the date of termination in whole of the commitments upon an optional termination or reduction of the commitments by the Account Parties or upon an event of default. The availability of letters of credit under the Secured Credit Agreement is subject to a borrowing base requirement, determined on the basis of specified percentages of the face value of eligible categories of assets varying by type of collateral.

The Company’s wholly-owned subsidiaries that are Account Parties (i.e., parties to the New Credit Agreements) are: (a) XLIT Ltd., an exempted company incorporated in the Cayman Islands with limited liability (formerly XL Group Ltd.) (“XLIT”), (b) X.L. America, Inc., a Delaware corporation (“XLA”), XL Insurance (Bermuda) Ltd, a Bermuda limited liability company (“XLIB”), (c) XL Re Ltd, a Bermuda limited liability company (“XLRe”), (d) XL Insurance Company Limited, a limited company domiciled in the United Kingdom (“XLICL”), (e) XL Insurance Switzerland Ltd, a company limited by shares organized under the laws of Switzerland (“XLIS”), (f) XL Re Europe, an Irish limited liability company (“XLRe Europe”), and (g) XL Life Ltd, a Bermuda company (“XLL”).

The parties to the New Secured Credit Agreement are the Account Parties, JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent, The Bank of New York Mellon (“BNYM”), as collateral agent, and the lenders party thereto. The parties to the New Unsecured Credit Agreement are the Account Parties, JPM, as administrative agent, and the lenders party thereto. The parties to the Amendment are the Account Parties, JPM, as administrative agent, BNYM, as collateral agent, and the lenders party to the March 2011 Credit Agreement.

Each of the Company, XLIT, XLA, XLIB, XLRe and XLL guarantees the obligations of the other Account Parties under each New Credit Agreement. Each New Credit Agreement contains financial covenants that require the Company to maintain a minimum consolidated net worth and a maximum ratio of total consolidated debt to the sum of total consolidated debt plus consolidated net worth, and that require each of XLIB, XLRe and XLRe Europe to maintain a financial strength rating of no less than “A-” from A.M. Best & Co. In addition, the New Credit Agreements contain other customary affirmative and negative covenants for credit facilities of these types as well as certain customary events of default.

The obligations of each of the Account Parties under the New Secured Credit Agreement are secured by cash and certain designated securities that are pledged to the Collateral Agent by each Account Party pursuant to a pledge agreement (the “Pledge Agreement”) and a collateral account control agreement.

The foregoing descriptions of the New Secured Credit Agreement, the New Unsecured Credit Agreement, the Amendment and the Pledge Agreement are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Certain of the lenders party to the New Credit Agreements or the Amendment and their respective affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for the Account Parties and their affiliates in the ordinary course of business.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the 2007 Credit Agreement is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the New Credit Agreements and the Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1

Secured Credit Agreement, dated as of December 9, 2011, between XL Group plc, XLIT Ltd., X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd, XL Re Europe Limited, XL Insurance Company Limited, XL Insurance Switzerland Ltd and XL Life Ltd, as Account Parties, XL Group plc, XLIT Ltd., X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd and XL Life Ltd, as Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and The Bank of New York Mellon, as Collateral Agent.

10.2

Unsecured Credit Agreement, dated as of December 9, 2011, between XL Group plc, XLIT Ltd., X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd, XL Re Europe Limited, XL Insurance Company Limited, XL Insurance Switzerland Ltd and XL Life Ltd, as Account Parties, XL Group plc, XLIT Ltd., X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd and XL Life Ltd, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.3

Amendment, dated as of December 9, 2011, to the Credit Agreement, dated as of March 25, 2011, between XL Group plc, XLIT Ltd. (formerly XL Group Ltd.), X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd, XL Re Europe Limited, XL Insurance Company Limited, XL Insurance Switzerland Ltd and XL Life Ltd, as Account Parties, XL Group plc, XLIT Ltd. (formerly XL Group Ltd.), X.L. America, Inc., XL Insurance (Bermuda) Ltd, XL Re Ltd and XL Life Ltd, as Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and The Bank of New York Mellon, as Collateral Agent.

10.4

Pledge Agreement, dated as of December 9, 2011, between XL Group plc, XLIT Ltd., X.L. America, Inc., Insurance (Bermuda) Ltd, XL Re Ltd, XL Re Europe Limited, XL Insurance Company Limited, XL Insurance Switzerland Ltd and XL Life Ltd, as Pledgors, JPMorgan Chase Bank, N.A., as Administrative Agent, and The Bank of New York Mellon, as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2011

XL Group plc
(Registrant)

By:	/s/ Kirstin Gould

	Name:	Kirstin Gould
	Title:	General Counsel and Secretary